EXHIBIT 10.1

SUBSCRIPTION AGREEMENT

THE SECURITIES OFFERED HEREBY OF CTI INDUSTRIES CORPORATION HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS. THE SECURITIES OFFERED HEREBY CANNOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE RESTRICTIONS ON TRANSFERABILITY CONTAINED IN THIS AGREEMENT AND APPLICABLE FEDERAL AND STATE SECURITIES LAWS AND WILL NOT BE TRANSFERRED OF RECORD EXCEPT IN COMPLIANCE WITH THIS AGREEMENT AND SUCH LAWS.

CTI Industries Corporation

22160 N. Pepper Road

Barrington, Illinois 60010

Ladies and Gentlemen:

1.     Subscription. The undersigned hereby subscribes for the purchase of One Hundred Eighty Thousand Seven Hundred Twenty-three (180,723) shares of no par value common stock (“Shares”) of CTI Industries Corporation, an Illinois corporation with its principal office located at 22160 North Pepper Road, Barrington, Illinois (“CTI”) at the price of $3.32 per share (the closing price of CTI’s common stock on the NASDAQ Stock Market on December 20, 2018), for an aggregate purchase price of Six Hundred Thousand ($600,000) Dollars.

The parties acknowledge and agree that the transaction provided for herein is subject to the condition of receipt of the consent thereto from PNC Bank and that, if such consent is not obtained, this Agreement shall be terminated and shall not be binding upon the parties. Immediately upon receipt of such consent from PNC Bank, this Agreement shall be binding on the parties and the Shares shall be issued and delivered.

The undersigned further acknowledges that the Shares shall not be deemed sold or issued to the undersigned until the consent to the transaction is received from PNC Bank and the securities underlying the Shares have been issued to the undersigned.

2.     Payment for Shares. The undersigned shall make payment for the Shares by cancellation of indebtedness of CTI to the undersigned in the amount of $600,000. The undersigned shall, at the time of issuance of the Shares, execute and deliver shall instrument as CTI shall require effecting and acknowledging such cancellation.

3.     Representations, Warranties and Acknowledgments. The undersigned represents, warrants and acknowledges, as follows:

3.1     Information. CTI is an Illinois corporation having its principal place of business in Barrington, Illinois. CTI is a reporting company under the Securities Exchange Act of 1934 and its common stock is traded on the NASDAQ- Stock Market under the symbol (CTIB). The undersigned has received and reviewed the Annual Report of CTI on Form 10-K for the fiscal year ended December 31, 2017 and all Reports on Form 10Q filed during 2018, and other documents publicly issued or filed (the “Reporting Documents”).

3.2     Reliance on Information. In entering into this transaction, the undersigned is not relying upon information other than that which is contained in this Subscription Agreement, the Reporting Documents or the results of its own independent investigation or knowledge and acknowledges that no statements of fact, representations or warranties other than as set forth in this Agreement, or the Reporting Documents have been made to the undersigned by CTI or any of its agents, employees or representatives.

3.3     Access to Information. The undersigned is Chairman of the Board of Directors of CTI and has full access to all information concerning the business and prospects of CTI.

3.4     Acknowledgment of Risks. The undersigned, either alone or with its purchaser representatives has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of this investment. The undersigned acknowledges its understanding that unforseen factors affecting CTI could result in the value of the Shares being issued hereunder becoming significantly diminished. The undersigned acknowledges that this is a speculative investment which involves a high degree of risk of loss. In reaching a conclusion to make the investment provided for herein, the undersigned has carefully evaluated its financial resources and investment position and the risks associated with this investment and represents and warrants that it is able to bear the economic risks thereof.

3.5     No Registration. The undersigned acknowledges and understands that the Shares have not been registered under the United States Securities Act of 1933, as amended (the “Act”), or any state law, in reliance on exemptions therefrom and further understands that the Shares have not been approved or disapproved by the U.S. Securities and Exchange Commission or by any other federal or state agency. The undersigned further acknowledges its understanding that CTI is not under any obligation to register the Shares and that CTI has not indicated or otherwise represented to the undersigned that it intends to or will register the Shares.

3.6     Investment Representation. The undersigned represents, warrants and agrees that he is acquiring the Shares solely for investment, for his own account, and not with a view to the distribution or resale thereof. The undersigned further represents that his financial condition is such that he is not under any present necessity or constraint to dispose of such securities to satisfy any existing or contemplated debt or undertaking. The undersigned (i) has not offered or sold any of such securities within the meaning of the Act, (ii) does not have in mind the sale of such securities either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance, (iii) has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for or which is likely to compel a disposition of any of the securities and (iv) is not aware of any circumstances presently in existence which are likely in the future to promote a disposition of the securities.

4.     Restrictions on Transfer. The undersigned confirms its understanding, and agrees that all Shares issued hereunder may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.

5.     Indemnity. The undersigned agrees to indemnify CTI, any of its subsidiaries or affiliated companies and each of those companies’ officers, directors, stockholders, employees, and agents and to hold each of them harmless from and against any loss, damage, liability, or expense, including reasonable attorneys’ fees, which any of them may incur by reason of any misrepresentation made by the undersigned, any breach of any of his representations or warranties, or its failure to fulfill any of its obligations under this Agreement.

6.     Entire Agreement. This Agreement, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters. This Agreement may not be amended except by a writing signed by both of the parties hereto.

7.     Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number specified in this Section prior to 5:00 p.m. (prevailing Central time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 5:00 p.m. (prevailing Central time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service with next day delivery specified, or (d) upon actual receipt by the party to whom such notice is required to be given. A “Trading Day” shall mean any day on which the NASDAQ- Stock Market is open for trading. The address for such notices and communications shall be as follows:

If to CTI:	CTI Industries Corporation 22160 N. Pepper Road Lake Barrington, Illinois 60010 Telephone No. (847) 382-1000 Facsimile No. (847) 382-1219 Attention: Jeffrey C. Hyland, CEO

If to the undersigned:     To the address set forth under such undersigned’s name on the signature page hereof;

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

8.     Amendments; Waivers; No Additional Consideration. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by CTI and the undersigned or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

9.     Successors and Assigns. The provisions of this Agreement shall inure to the benefit of and be binding upon the parties and their successors and permitted assigns. This Agreement, or any rights or obligations hereunder, may not be assigned by CTI without the prior written consent of the undersigned.

10.     Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Illinois, without regard to the principles of conflicts of law thereof. Each party agrees that all proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the Illinois Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Illinois Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any proceeding, any claim that it is not personally subject to the jurisdiction of any such Illinois Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

11.     Survival. Subject to applicable statute of limitations, the representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery of the Securities.

12.     Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

13.     Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

DATE: December 22, 2018

JOHN H. SCHWAN /s/ John H. Schwan Signature

Address:	27 Watergate
South Barrington, Il 60010

THE FOREGOING SUBSCRIPTION IS HEREBY

ACCEPTED ON THE TERMS PROVIDED HEREIN

CTI INDUSTRIES CORPORATION

By:     /s/ Jeffrey S. Hyland

Authorized Officer